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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------


                                   FORM  8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               January 19, 1999


                                KELLWOOD COMPANY
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 (State of Other Jurisdiction of Incorporation)


                                                36-2472410
         (Commission File Number)    (IRS Employer Identification No.)


                              600 KELLWOOD PARKWAY
                                 P.O. BOX 14374
                          CHESTERFIELD, MISSOURI 63017
                        (Address, including zip code, of
                   Registrant's Principal Executive Offices)


                                 (314) 576-3100
              (Registrant's Telephone Number, including area code)
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ITEM 7.  FINANCIAL STATMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     In connection with the proposed acquisition of Koret, Inc. as described in SEC Form 8-K which the Company filed by Edgar on December 3, 1998, we are hereby filing a copy of the following Financial Statements as Exhibits to the Form 8-K:

          (a) Financial Statements of Businesses Acquired

          Koret, Inc. and Subsidiaries Consolidated Financial Statements for the years ended November 30, 1997, December 1, 1996, and December 3, 1995, together with Interim Consolidated Financial Statements Unaudited for the periods ended August 30, 1998 and August 31, 1997.


          (b) Exhibits

          Financials referred to in (a) above.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 8-K and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri on January 18, 1999.

                                       KELLWOOD COMPANY


                                       By:  /s/ Thomas H. Pollihan
                                            -----------------------------------
                                            Thomas H. Pollihan
                                            Vice President, Secretary and
                                            General Counsel